As filed with the Securities and Exchange Commission on January 15, 2014

File No. 33-8982

ICA No. 811-4852

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 109	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 110

The Victory Portfolios

(Exact name of Registrant as Specified in Trust Instrument)

3435 Stelzer Road

Columbus, Ohio 43219

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Copy to:

Charles Booth CITI Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219 (Name and Address of Agent for Service)	Christopher K. Dyer The Victory Portfolios 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Jay G. Baris Morrison & Foerster LLP 1290 Avenue of the Americas New York, New York 10104-0050

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)	☒ on April 1, 2014 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

April  , 2014

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Emerging Markets Small Cap Fund

Class A

Class C

Class I

Class Y

VictoryFunds.com
800-539-FUND

(800-539-3863)

The Victory Portfolios

Table of Contents

Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	3
Principal Risks	3
Investment Performance	4
Management of the Fund	4
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Additional Fund Information	6
Investments	7
Risk Factors	9

Investing with Victory	12
Organization and Management of the Fund	13
Composite Information	14
Share Price	16
Choosing a Share Class	17
How to Buy Shares	25
How to Exchange Shares	31
How to Sell Shares	34

Distribution and Service Plans	38

Dividends, Distributions, and Taxes	41

Important Fund Policies	45

Other Service Providers	50

Financial Highlights	51

Emerging Markets Small Cap Fund Summary

Investment Objective

The Fund seeks to provide long-term appreciation of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 11 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 25 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C		Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE		NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE (1)	1.00	%(2)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%		1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%		0.00%	0.00%
Other Expenses(3)	1.91%	1.99%		1.91%	5.04%
Total Annual Fund Operating Expense	3.41%	4.24%		3.16%	6.29%
Fee Waiver/Expense Reimbursement	(1.61)%	(1.69)%		(1.66)%	(4.74)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.80%	2.55%		1.50%	1.55%

(1)A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see ‘Choosing a Share Class’ beginning on page 14.

(2)The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

(3)Other Expenses are based upon estimated amounts for the current fiscal year.

(4)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A, Class C, Class I and Class Y shares do not exceed 1.80%, 2.55%, 1.50% and 1.55%, respectively, until at least March 31, 2017. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

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Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$747	$1,109
Class C (If you sell your shares at the end of the period.)	$358	$793
Class I	$153	$474
Class Y	$158	$490

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years
Class C (If you do not sell your shares at the end of the period.)	$258	$793

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

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Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities (including common stock, preferred stock and securities convertible into common stock) of foreign companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of small cap companies with a market capitalization of less than $3 billion at the time of purchase that are tied economically to emerging market countries.  Emerging market counties are those currently included in the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.

The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, “net assets” includes any borrowings for investment purposes.

In choosing investments, the Adviser utilizes a “bottom-up” approach to identify companies that it believes have long-term growth prospects, are proven franchises, have sustainable margins and are financially stable.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The prices of securities held by the Fund may not appreciate in line with the Fund’s objective or may decline in value if any of the following occurs:

• The market values of the securities acquired by the Fund decline.

• Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

• The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

• Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

• Derivative instruments, including futures and options contracts used for asset substitution, do not perfectly replicate direct investment in the security.

• A company’s earnings do not increase as expected.

• The portfolio manager does not execute the Fund’s principal investment strategies effectively.

• Returns are reduced as a result of actively trading the Fund’s portfolio.

• An investment company in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

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Investment Performance

No performance information is presented since the Fund has not yet had a full calendar year of performance. Performance data for the Fund will be available online at www.VictoryFunds.com or by calling 800-539-FUND (800-539-3863). A fund’s performance is not necessarily an indication of how that fund will perform in the future.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Margaret Lindsay is a Chief Investment Officer (Non-U.S. Small Cap Equity) of the Adviser, and has been the Lead Portfolio Manager of the Fund since 2014.

Tiffany Kuo is a Senior Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2014.

Joshua Lindland is a Senior Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2014.

4

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

The Emerging Markets Small Cap Fund (the “Fund”) is a mutual fund that is part of The Victory Portfolios (the “Trust”).

The Trust is comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Together, the funds of the Trust are referred to in this Prospectus as the Victory Funds.

The following section describes the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

Principal Investment Strategy of the Emerging Markets Small Cap Fund

In making investment decisions for the Fund, the Adviser will invest the Fund’s assets in stocks of companies that are positioned in industries likely to experience structural growth, provide industry leading proprietary products and services and are financially strong as demonstrated by a conservative balance sheet and an ability to fund growth internally.

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout the Prospectus, manages the Fund.

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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.

Equity Securities of Companies Traded on Foreign Exchanges

Can include common stock and securities convertible into stock of non-U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Convertible Preferred Stock

A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

• Forward Currency Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

• Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that any Fund will engage in any hedging transactions.

• Derivative Instrument: Indicates an instrument whose value is linked to or derived from another security, instrument or index.

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Investment Companies

A Fund may invest in securities of other investment companies, including unit investment trusts (UITs) and exchange traded funds (ETFs), if those companies invest in securities consistent with the Fund’s investment objective and policies.

8

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

General risks:

• Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

• Manager risk is the risk that the Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Equity risk:

• Equity risk is the risk that the value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risks:

• Foreign investments risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts.

• Emerging markets risk. All of the risks associated with investing in foreign securities are increased in connection with investments in emerging markets securities. Countries in emerging markets are more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. In addition, countries in emerging markets are more likely to experience instability in their markets due to social and political changes.

• Political risk. Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation,

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

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confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments more volatile than U.S. investments.

• Liquidity risk. Securities that trade less frequently or with lower trade volume can be more difficult or more costly to buy or sell than more liquid or active investments. Liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges.

• Currency risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.

• Legal risk. Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

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Small capitalization stock risk:

• Small capitalization risk is the risk that a company will be adversely affected or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

Futures and options risks:

• Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that any Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities.

• Other risks of investing in futures and options involve the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; the risk the counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

Investment company risk

• Investment company risk is the risk that the Fund’s ability to achieve its investment objective may be directly related to the ability of any underlying investment companies (including ETFs)  held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies.

An investment in the Fund is not a complete investment program.

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INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class Y shares of the Fund. Class I and Class Y shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

Important information about sales load breakpoints

The Fund charges a front-end sales load on purchases of Class A shares. The sales charge is lower for larger investments. The investment levels required to obtain a reduced sales load are commonly referred to as “breakpoints.”

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

You can find additional information regarding sales charges and their reductions on the Fund’s website, VictoryFunds.com, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies. Information regarding sales charges is also included in the Fund’s Statement of Additional Information.

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Organization and Management of the Fund

The Trust’s Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2013, the Adviser managed or advised assets totaling in excess of $18.8 billion for individual and institutional clients. The Adviser’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser will be paid an advisory fee, before waivers, at an annual rate of 1.25% on the average daily net assets of the Fund. A discussion of the Board’s considerations in approving the Advisory Agreement will be available in the Fund’s semi-annual report for the period ended April 30, 2014.

Portfolio Management

Margaret Lindsay is the Lead Portfolio Manager, and Tiffany Kuo and Joshua Lindland are Co-Portfolio Managers of the Emerging Markets Small Cap Fund..

Ms. Lindsay is a Co-Chief Investment Officer (Non-U.S. Small Cap Equity) of the Adviser, and has been with the Adviser or an affiliate since 2006.

Ms. Kuo is a Senior Portfolio Manager/Analyst of the Adviser, and has been with the Adviser or an affiliate since 2006. Ms. Kuo is a CFA charterholder.

Mr. Lindland is a Senior Portfolio Manager/Analyst of the Adviser, and has been with the Adviser or an affiliate since 2006. Mr. Lindland is a CFA charterholder.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

13

Composite Information

Prior Performance of Composite of Substantially Similarly Managed Accounts

The table that follows is designed to show you how substantially similar accounts managed and advised by the portfolio management team of the Emerging Markets Small Cap Fund (“Composite”) has performed over various periods in the past. You should not consider the performance of this Composite as an indication of the future performance of the Fund.

The Fund has substantially the same investment objective, policies and strategies as the Composite.  The Composite consists of all three accounts managed in the emerging markets small cap equity style by the Fund’s portfolio managers at any time during the periods shown.

While the Fund is managed in a substantially similar manner to the accounts in the Composite, investors should be aware that the Fund is not the same as the Composite and may not have the same performance as its Composite. Different performance results are likely due to differences in cash flows into and out of the Fund, different fees and expenses and differences in investment restrictions.

The performance figures shown below for the Composite reflect the deduction of the historical fees and expenses paid by the accounts included in the Composite and not those paid by the Fund. Performance figures would have been lower to the extent they were subject to the Fund’s higher fees and expenses. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in a similar manner to that which will be used by the Fund to calculate its own performance.

The following table shows rates of return of the Composite for the periods indicated, as well as a comparison with the performance of the MSCI Emerging Markets Small Cap Index (net dividends), the Fund’s benchmark. The returns of the MSCI Emerging Markets Small Cap Index (net dividends) assume all dividends and distributions have been reinvested and reflect no deduction for fees or expenses. All returns below are stated before the imposition of taxes.

After-tax returns would be lower than those shown.

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This is not the Fund's performance

Annualized Compounded Rates of Returns

for the Periods Ended December 31, 2013

	1 Year		3 Years		5 Years		10 Years
Composite		%		%		%	N/A
MSCI Emerging Markets Small Cap Index (net dividends) (1)%				%		%	N/A

(1)         Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index is an unmanaged index that tracks small cap stock performance across 21 Emerging Markets countries. It is not possible to invest directly in an index.

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Share Price

The Fund calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The value of a Fund’s securities may change on days when shareholders will not be able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when a Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

• Trading in the security has been halted;

• The market quotation for the security is clearly erroneous due to a clerical error;

• The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

• An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund’s NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund’s NAV by calling 800-539-3863 or by visiting the Fund’s website at VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

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Choosing a Share Class

CLASS A

• Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge.

• A deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase.

• Class A shares also pay ongoing distribution and/or service (12b-1) fees.

• Lower annual expenses than Class C shares.

CLASS C

• No front-end sales charge. All your money goes to work for you right away.

• A deferred sales charge (CDSC) if you sell your shares within twelve months of their purchase.

• Class C shares also pay ongoing distribution and/or service (12b-1) fees.

• Higher annual expenses than all other classes of shares.

CLASS I

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class I shares are only available to certain investors.

• Lower annual expenses than all other classes of shares.

CLASS Y

• No front-end sales charge or CDSC. All your money goes to work for you right away.

• Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.

• Class Y shares are only available to certain investors.

• Lower annual expenses than all classes except Class I shares.

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Share Classes

The Fund offers Class A, Class C, Class I and Class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

The Fund reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class. The Fund may also waive any applicable eligibility requirements or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

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For historical expense information, see the “Financial Highlights” at the end of this Prospectus.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the net asset value (“NAV”) plus the applicable initial sales charge. The sales charge percentage decreases as the amount that you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details. The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund’s transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial intermediary; (ii) accounts with other financial

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intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1. Purchases sufficient to reach a breakpoint (see Investing with Victory - Important information about sales load breakpoints).

2. A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

3. Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

4. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

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5. The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

6. The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

a. Purchases of $1,000,000 or more.

b. Purchases by:

i. current and retired Victory Fund trustees or officers;

ii. directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”* and

iii. brokers (and their sales representatives) where those brokers have agreements with Victory Capital Advisers, Inc., (the “Distributor”) to sell shares of the Fund.

c. Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts.

d. Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar

*Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

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manner to qualified plans, and IRA rollovers from such plans, if a Victory Fund Class A share was offered. If the distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

f. Purchases by participants in the Victory Investment Program.

i. Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”).

j. Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Calculation of Sales Charges for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under

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certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase Class I Shares

Only Eligible Investors may purchase or exchange into Class I shares of the Fund. Eligible Investors include the following:

• Institutional and individual retail investors with a minimum investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the transfer agent;

• Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

• Investors in select fee based programs;

• Current and retired Fund trustees or officers;

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• Directors, trustees, employees, and family members of employees of the Adviser or “Affiliated Providers;”**

• Purchases by participants in the Victory Investment Program; and

• Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

• Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

**Affiliated Providers are affiliates, parents and subsidiaries of the Adviser and any organization that provides services to the Trust.

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How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Funds website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, to the Fund at the following address:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593.

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund’s Customer Identification Program are available in the section “Important Fund Policies.”

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled “Share Price.”

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

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Paying for your initial purchase

Make your check payable to The Victory Funds. All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. If you would like to buy Class I or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I and Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

• By Mail

To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

• By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

• By Exchange

You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”

• Via the Internet

If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.

• By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to

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charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

• By Wire

You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the Transfer Agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

• By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($250 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other purchase rules you should know

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Each Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

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Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-3863

BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

ON THE INTERNET	www.VictoryFunds.com

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Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Exchange Shares

You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of any Fund may be exchanged for the shares of any other class offered by that Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

• Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange to the new share class.

• The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

• Shares of the Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds’ other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled “Share Price” then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated

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after receipt and acceptance of your exchange request, plus any applicable sales charge described in the Prospectus.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of a Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

• By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

• By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

• Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days’ notice to shareholders.

An exchange of Fund shares for shares of another Fund constitutes a sale for tax purposes unless the

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exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

• Mail a check to the address of record;

• Wire funds to a previously designated domestic financial institution;

• Mail a check to a previously designated alternate address; or

• Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

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BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;

• The check is not being mailed to the address on your account;

• The check is not being made payable to the owner of the account;

• The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

• The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

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Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

• Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

• The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

• The Fund may suspend your right to redeem your shares in the following circumstances:

• During non-routine closings of the NYSE;

• When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

• When the SEC orders a suspension to protect the Fund’s shareholders.

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• The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

• If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Distribution and Service Plans

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares and Class C shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. The fee is paid for general distribution services, for selling Class A shares for the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

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Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Other Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

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Dividends, Distributions, and Taxes

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends quarterly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

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INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

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Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

• Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

• Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.

• An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

• An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

• Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

• An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

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• Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

• Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.

• Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

• The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

• The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

• You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

• The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

• In the event that a Fund’s direct investments in foreign securities are subject to foreign withholding taxes, the Fund’s yield on those securities would generally be decreased. A Fund may elect to pass through to its shareholders the ability to claim a credit or deduction for certain foreign taxes it has paid if, at the end of its year, more than 50% of the value of the Fund’s total assets are stocks or securities of foreign corporations.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

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Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

45

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

• Change of name;

• Add/change banking instructions;

• Add/change beneficiaries;

• Add/change authorized account traders;

• Adding a Power of Attorney;

• Add/change Trustee; and

• Uniform Transfers to Minors Act/ Uniform Gifts to Minors Act custodian change.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

• Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and

46

• Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial

47

intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund’s market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, VictoryFunds.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31st and July 31st, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, VictoryFunds.com, by no later than the 15th day of the following calendar month.

48

You can find a description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities in the Fund’s Statement of Additional Information or on the Fund’s website, VictoryFunds.com

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

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Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

Citibank N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Fund.

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Financial Highlights

No financial information is available for the Fund since it had not yet commenced operations as of the date of this prospectus.

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P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI) — The SAI contains more information about the Fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports — Annual and semi-annual reports contain more information about the Fund’s investments and the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semi-annual reports (when available), and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-539-FUND (800-539-3863).

By mail	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-EMSC-PRO (4/14)

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY PORTFOLIOS

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS Y
Emerging Markets Small Cap Fund

April   , 2014

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectuses of the Fund listed above, which is dated April   , 2014, as it may be amended or supplemented from time to time.  This SAI is incorporated by reference in its entirety into the prospectus.  Copies of the prospectus may be obtained by writing the Funds at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

GENERAL INFORMATION.

The Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986.  The Trust is an open-end management investment company.  The Trust currently consists of 18 series (collectively the “Victory Funds”) of units of beneficial interest (“shares”).

This SAI relates to the shares of the Emerging Markets Small Cap Fund (the “Fund”) and its respective classes, as listed below.  Much of the information contained in this SAI expands on subjects discussed in the prospectus.  Capitalized terms not defined herein are used as defined in the prospectus.  No investment in shares of the Fund should be made without first reading the Fund’s prospectus.

The Victory Portfolios:

Equity Fund	Emerging Markets Small Cap Fund, Class A, C, I and Y shares

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

Investment Objectives.

The Fund’s investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.  There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote.  The Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s prospectus.

The Fund’s classification and sub-classification is a matter of fundamental policy.  The Fund is classified as an open-end investment company and is sub-classified as a diversified investment company.

The following policies and limitations supplement the Fund’s investment policies set forth in the prospectuses.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board of Trustees (the “Board” or the “Trustees”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Fund.  The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

1.                                      Senior Securities.

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The SEC takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act.  Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions.  A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300 percent minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction).  In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous.  In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.                                      Underwriting.

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.                                      Borrowing.

The Fund may not borrow money, except as permitted under the 1940 Act, or by order of the Securities and Exchange Commission (the “SEC”) and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff.  Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the fund’s total assets made for temporary purposes.  Any borrowings for temporary purposes in excess of 5 percent are subject to the minimum 300 percent asset coverage requirement.  If the value of the assets set aside to meet the 300 percent asset coverage were to decline below 300 percent due to market fluctuations or other causes, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300 percent minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4.                                      Real Estate.

The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments.  This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts.  This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.                                      Lending.

The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6.                                      Commodities.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.                                      Concentration.

The Fund may not concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.  This restriction shall not prevent the Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.

Non-Fundamental Investment Policies and Limitations of the Funds.  The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1.                                      Illiquid Securities.

Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which the Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  Victory Capital Management Inc., the Fund’s investment adviser (the “Adviser”), under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

The Fund may not invest more than 15% of its net assets in illiquid securities.

2.                                      Short Sales and Purchases on Margin.

The Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.                                      Other Investment Companies.

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph, the Funds may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

4.                                      Miscellaneous.

a.                                      Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, the Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The Fund does not intend to borrow money for leveraging purposes.

INSTRUMENTS IN WHICH THE FUND CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions the Fund may make and strategies it may adopt.  The Fund’s investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectus and this SAI.  The following also contains a brief description of the risk factors related to these securities.  The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s prospectus and this SAI.

Debt Securities.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures and notes.  Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.  Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations.  Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance.  The market value of the Fund’s fixed income investments will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Except under conditions of default, changes in the value of the Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s net asset value per share (“NAV”).

Convertible and Exchangeable Debt Obligations.  A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer.  Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company.  Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted).  As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock.  Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

In making investment decisions involving convertible securities, the Adviser considers the attractiveness of the underlying common stock, the financial condition of the issuer, the effect on portfolio diversification, equity sensitivity or delta, current income or yield, upside/downside analysis (how the Adviser expects the convertible security to perform over a given time period given a change in the underlying common stock), convertible valuation (convertible price relative to its theoretical value), and the liquidity of the security.

Synthetic Convertibles.  A synthetic convertible is created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”).  The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments.  The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant.  Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.  Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs.  Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Bankers’ Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  The Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations.  Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper. (see “Municipal Securities”).  The Fund will purchase only commercial paper that meets the definition of Eligible Security. (see “Other Investments”).

Short-Term Funding Agreements (sometimes referred to as guaranteed investment contracts or “GICs”) are issued by insurance companies.  Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index.  The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and subject to the restrictions on investing in illiquid securities.  In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Variable and Adjustable Rate Debt Securities.

Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument.  Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party.  The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.  While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer’s financial status and ability to make payments due under the instrument.  Where necessary to ensure that a note is of “high quality,” the Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.  For purposes of the Fund’s investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.  The Fund also may invest in participation variable rate demand notes, which provide the Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions.  Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes.  A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value.  A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value.  Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, pursuant to guidelines approved by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund’s investment policies.  In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition.  Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party.  The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default.  Bank letters of credit may secure variable or floating rate notes.

The maturities of variable or floating rate notes are determined as follows:

1.  A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2.  A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3.  A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4.  A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.

Extendible Debt Securities are securities that can be retired at the option of the Fund at various dates prior to maturity.  In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts and Zero Coupon Bonds.

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as “separately traded registered interest and principal securities” (“STRIPS”) and “coupon under book entry safekeeping” (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury receipts (“TRs”), Treasury investment growth receipts (“TIGRs”), and certificates of accrual on Treasury securities (“CATS”).

Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently.  This fluctuation increases in accordance with the length of the period to maturity.

Investment Grade and High Quality Securities.

The Fund may invest in “investment grade” obligations, which are those that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality.  The applicable securities ratings are described in Appendix A to this SAI.  “High-quality” short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.

U.S. Government Obligations.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Wholly-Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) the Government National Mortgage Association (“GNMA”); (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority (“TVA”); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority, a federal corporation and the nation’s largest public power company, issues a number of different power bonds, quarterly income debt securities (“QUIDs”) and discount notes to provide capital for its power program.  TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities.  QUIDs pay interest quarterly, are callable after five years and are due at different times.  TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue.  Although TVA is a federal corporation, the U.S. government does not guarantee its securities, although TVA may borrow under a line of credit from the U.S. Treasury.

International and Foreign Investments.

General considerations. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.  Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism).

Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available.  The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly, if the Fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present.  During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Emerging Markets Small Cap Fund intends to invest at least 80% of its assets in foreign equity securities.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”).  Depositary receipts provide indirect investment in securities of foreign issuers.  Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.

ADRs are depositary receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidences ownership of underlying securities by a foreign corporation.  GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.  Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, GDRs, IDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.  Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk.  However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, the Fund avoids currency risks during the settlement period.  In general, there is a large, liquid market in the United States for most ADRs.  However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Derivatives.

Forward Contracts.

A forward currency exchange contract (“forward contract”) involves an obligation to buy or sell a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).  The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the manager determines that there is a pattern of correlation between the two currencies.  The Fund may also buy and sell forward contracts (to the extent they are not deemed “commodities”) for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.

The Fund’s custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody’s or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund’s total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies.  If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund’s commitments with respect to such contracts.  The segregated account is marked-to-market on a daily basis.

Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts.  In such event, the Fund’s ability to utilize forward foreign currency exchange contracts may be restricted.  The Fund generally will not enter into a forward contract with a term of greater than one year.  The Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Risk Factors in Forward Contract Transactions. Hedging the Fund’s currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

Futures and Options.

Futures Contracts. The Fund may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purpose of remaining fully invested and reducing transaction costs.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price.  In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.

Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges.  The CFTC regulates futures exchanges and trading under the Commodity Exchange Act.  Pursuant to a claim for exemption filed with the National Futures Association, the Funds are deemed not to be a commodity pool or a commodity pool operator under the Commodity Exchange Act and are not subject to registration or regulation as such.  In connection with this exemption, each Fund has undertaken to submit to any CFTC special calls for information.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt.  Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased).  Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give the Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Funds, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and are subject to change.  Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund may seek to offset a decline in the value of its portfolio securities through the sale of futures contracts.  When interest rates are expected to fall or market values of portfolio securities are expected to rise, the Fund may purchase futures contracts in an attempt to secure better rates or prices on anticipated purchases than those that might later be available in the market.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts that it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Funds are generally only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions.  The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It also is possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner.  Such unanticipated changes also may result in poorer overall performance than if the Fund had not entered into any futures transactions.  Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Restrictions on the Use of Futures Contracts.  The Fund may invest in futures contracts, including stock index futures contracts and options on futures contracts, in a manner consistent with its policies for investing in derivative instruments, as established by the Board.

These investments may be made (i) as a substitute for investing directly in securities to keep the Fund fully invested and reduce transaction costs, (ii) for speculative purposes (for example, to generate income), (iii) to hedge, and (iv) as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.  The Funds will not enter into futures contract transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund’s total assets.  In addition, the Funds will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets.  In addition, futures transactions may be limited by the Fund’s intention to remain qualified as a regulated investment company under the Code.  The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC.  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the notional value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established).  However, segregation of assets is not required if the Fund “covers” a long position.  For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.  In addition, where the Fund takes short positions, it need not segregate assets if it “covers” these positions.  For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  The Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

Options. Options are complex instruments whose value depends on many variables.  Options may be listed on a national securities exchange or traded over-the-counter.  Call options and put options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

Exchange-listed options are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

Rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are frequently closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.  The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market.  If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions which may limit the Fund’s ability to realize its profits or limit its losses and adversely affect the performance of the Funds.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement

Utilizing options is a specialized investment technique that entails a substantial risk, up to and including a complete loss of the amount invested.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  The seller of a call option remains obligated to sell the security to the buyer until the expiration of the option.  A seller also may enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option.  A call option is said to be covered when the seller of a call option owns the underlying instrument at all times prior to the exercise or expiration of the call option.

The Fund may purchase a call option on a security, financial future, index, currency or other instrument to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

The Fund may write (i.e., sell) call options in an attempt to realize a greater level of current income than would be realized on the securities alone as the writer of a call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised.  The Fund also may write call options as a partial hedge against a possible stock market decline.  In view of its investment objective, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

Risk Factors in Call Option Transactions.  The following risks are associated with call writing transactions:

•                  So long as the Fund remains obligated as a call option writer, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.

•                  The Fund retains the risk of loss should the value of the underlying security decline.

•                  Although the writing of call options only on national securities exchanges increases the likelihood of the Fund’s ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.

•                  Call option writing could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

•                  The Fund may be forced to acquire the underlying security of an uncovered call option transaction at a price in excess of the exercise price of the option, that is, the price at which the Fund has agreed to sell the underlying security to the purchaser of the option.

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  A put option is said to be covered when the buyer of a put option owns the underlying instrument at all times prior to the exercise or expiration of the put option.  The Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.

The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.  The amount payable to the Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Fund may acquire puts to facilitate the liquidity of its portfolio assets.  The Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security. The Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).  The Funds intend to acquire puts only from dealers, banks and broker-dealers that, in the Adviser’s opinion, present minimal credit risks.

Risk Factors in Put Option Transactions. The risk of writing put options is that the Fund may be unable to terminate its position in a put option before exercise by closing out the option in the secondary market at its current price if the secondary market is not liquid for a put option the Fund has written.  In such a case, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position. Upon the exercise of a put option written by the Fund, the Fund is not entitled to the gains in excess of the strike price, if any, on securities underlying the options.

Restrictions on the use of Options. Except where allowed below, the Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.

The Emerging Markets Small Cap Fund may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio on up to 25% of its total assets.  The Emerging Markets Small Cap Fund may write uncovered calls or puts on up to 5% of its total assets, that is, put or call options on securities that it does not own.  Such options may be listed on a national securities exchange and issued by the OCC or traded over-the-counter.  The Fund also may purchase index put and call options and write index options.  Through the writing or purchase of index options, the Fund may seek to achieve many of the same objectives as through the use of options on individual securities.

Initial Public Offerings (“IPOs”)

The Fund may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Fund cannot predict whether its investments in IPOs will be successful. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Any short-term trading in connection with IPO investments could produce higher trading costs and adverse tax consequences.  As the Fund grows in size, the positive effect of any IPO investments on the Fund may decrease.

Other Investments.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Funds’ investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds’ rights and obligations relating to the investment).

Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and certain restricted securities the Adviser has determined not to be liquid.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith pursuant to procedures approved by the Trustees.  If, through a change in values, net assets, or other circumstances, the Fund were to exceed its limitations on investing in illiquid securities, the Fund would consider appropriate actions to protect liquidity.

Master Limited Partnerships.  Master Limited Partnerships (“MLPs”) are publicly traded limited partnerships that combine the tax benefits of limited partnerships with the liquidity of common stock.  MLPs have a partnership structure, with one or more general partners who oversee the business operations and one or more limited partners who contribute capital.  MLPs issue investment units that are registered with the SEC and trade freely on a securities exchange or in the over-the-counter market.  To be considered an MLP, a firm must earn 90% of its income through activities or interest and dividend payments relating to real estate, natural resources or commodities.

As a limited partner in an MLP, the Fund will have limited control of the partnership and limited rights to vote on matters affecting the partnership.  While the Fund would not be liable for the debts of an MLP beyond the amounts the Fund has contributed, it will not be shielded from potential liability to the same extent it would be if it were a shareholder of a corporation.  In certain circumstances, creditors of an MLP may have the right to seek a return of capital that has been distributed to a limited partner, such as the Fund.  This right continues even after the Fund has sold its interest in the MLP.  The Fund may, from time to time, invest in MLPs.

Restricted Securities. Restricted securities are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares.

Subject to limitations on illiquid securities, the Fund may invest in restricted securities without limit.

Securities of Small-Capitalization Companies. While historically small-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well.  There can be no assurance that this will continue to be true in the future.  Small-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies.  The prices of small-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because small-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.  Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.  The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange.  Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests.  The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies.  These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership.  The Funds invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants.  Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.  The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.  The Fund may invest up to 10% of its total assets in warrants.

Refunding Contracts.  Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract.  Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price).  The Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.  When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments.  The Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.  The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.  Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time.  The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments.  In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Other Investment Companies.  Except for investment in money market funds, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

Risk Factors Associated with Investments in Investment Companies.  As a shareholder of an investment company, the Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers. The Fund would also bear the risk of all the underlying investments held by the other investment company.

Exchange Traded Funds. (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange.  Certain ETFs are actively managed portfolios rather than being based upon an underlying index.  ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  The Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

Unit Investment Trusts. (“UITs”) are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT. The Fund would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.

Risk Factors Associated with Investments in ETFs and UITs.  ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF or UIT shares would be unable to sell them until trading is resumed.  In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline.  An overall decline of those instruments or commodities comprising an ETF’s or UIT’s benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs or UITs include the possibility that: (i) an ETF’s or UIT’s distributions may decline if the issuers of the ETF’s or UIT’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated.  Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling.  In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs and UITs to unknown risks.  Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.

Risk Factors Associated with Investments in Precious Metals and Other Commodities.  Certain Funds are subject to the risk of sharp price volatility of metals or other commodities, and of shares of companies principally engaged in activities related to metals or other commodities.  Investments related to metals or other commodities may fluctuate in price significantly over short periods of time because of a variety of global economic, financial, and political factors.  These factors include: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; commodity prices; fluctuations in industrial and commercial supply and demand; government regulation of the metals and other commodities industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

Preferred Stocks are instruments that combine qualities both of equity and debt securities.  Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document.  Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights and preferred stocks typically do not have voting rights.

Real Estate Investment Trusts (“REITs”) are corporations or business trusts that invest in real estate, mortgages or real estate-related securities.  REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest in and own real estate properties.  Their revenues come principally from rental income of their properties.  Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio.  Mortgage REITs deal in investment and ownership of property mortgages.  These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities.  Their revenues are generated primarily by the interest that they earn on the mortgage loans.  Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages.

INVESTMENT STRATEGIES.

The Fund’s principal investment strategies are described in its prospectus.  To carry out its investment strategy, the Fund may engage in one or more of the following activities:

Temporary Defensive Measures.  For temporary defensive purposes in response to market conditions, the Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements.  (See “International and Foreign Investments” for a description of risks associated with investments in foreign securities.)  These temporary defensive measures may result in performance that is inconsistent with the Fund’s investment objective.

Repurchase Agreements.  Securities held by the Fund may be subject to repurchase agreements. Repurchase agreements with maturities of more than seven days are considered illiquid for purposes of complying with the Fund’s restriction on purchasing illiquid securities.  Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price.  The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

The acquisition of a repurchase agreement will be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the Fund is Collateralized Fully and the Adviser, pursuant to its authority as delegated by the Board, has evaluated the seller’s creditworthiness.  In this regard, the underlying securities must be consistent with the Fund’s investment policies and limitations.

Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Funds into a single transaction.

Reverse Repurchase Agreements.  The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Pursuant to such an agreement, the Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price.  At the time the Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest).  The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Short Sales Against-the-Box.  The Fund will not make short sales of securities, other than short sales “against-the-box.”  In a short sale against-the-box, the Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future.  The Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities.  If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

When-Issued Securities.  The Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield).  When the Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account.  Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous.  The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions.  The Fund may buy and sell securities on a delayed-delivery basis.  These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future).  Typically, no interest accrues to the purchaser until the security is delivered.  The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund’s other investments.  Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage.  When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations.  When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies

In addition to the principal strategies described in the prospectuses, the Fund may engage in the secondary investment strategies outlined below.

•                  The Fund may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities, regardless of whether such vehicles invest in mines, producers, bullion or futures.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.

The NAV of the Fund is determined and the shares of the Fund are priced as of the valuation time(s) indicated in the prospectuses on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

International Funds.

Time zone arbitrage.  The Fund invests a significant amount of its assets in foreign securities, which may expose it to attempts by investors to engage in “time-zone arbitrage.”  Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Fund calculates its net asset value.

If successful, time zone arbitrage might dilute the interests of other shareholders.

The Fund uses “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value.  Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing for the Fund.  If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund’s net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee.  Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers.  The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The Fund’s use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.  Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

PERFORMANCE.

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in each class of the Fund shares may be advertised.  An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund’s performance.  The Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in the Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares.  The yield and total returns of the Fund is affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield.  The “yield” (referred to as “standardized yield”) of the Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [(a-b + 1)[6] - 1]
cd

The symbols above represent the following factors:

a =                               dividends and interest earned during the 30-day period.

b =                               expenses accrued for the period (net of any expense reimbursements).

c =                              the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =                             the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments calculated for that period.  The standardized yield may differ from the “dividend yield” of that class, described below.  Additionally, because each class of shares of the Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Fund will differ.

Dividend Yield and Distribution Returns.  From time to time the Fund may quote a “dividend yield” or a “distribution return” for each class.  Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period.  Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period.  The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period.  Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders.  The “dividend yield” is calculated as follows:

Dividend Yield of the Class	=	Dividends of the Class for a Period of One-Year
Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Total Returns — General.  Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period.  After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions.  After-tax returns are calculated using the highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectuses.

Total Returns Before Taxes.  The “average annual total return before taxes” of the Fund, or of each class of the Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes

      P

Total Returns After Taxes on Distributions.  The “average annual total return after taxes on distributions” of the Fund, or of each class of the Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions.  The “average annual total return after taxes on distributions and redemptions” of the Fund, or of each class of the Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Funds also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.”  It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or contingent deferred sales charges (“CDSC”) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time the Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds.  The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon the Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in the Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectuses.  These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  The Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on the Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund).  The Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund.  Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders.  The Fund’s performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and the Fund may at times advertise, the performance of the Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings.  In addition to yield information, general information about the Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund.  For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) And Valuing Portfolio Securities” is subject to change.  When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests.  The Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.  The Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund.  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying the Fund’s exchange privilege.  The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

The Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders.  Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order.  Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

Purchasing Shares.

Alternative Sales Arrangements — Class A, C, I and Y Shares.  Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares.  Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of the Fund.  However, each class has different shareholder privileges and features.  The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares.  Victory Capital Advisers, Inc., the Funds’ distributor (the “Distributor”), may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales.  Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution.  The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased.  After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.  Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase.  Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”  There is no automatic conversion feature applicable to Class C shares, although financial institutions may be permitted to exchange class C shares for a share class with lower expenses under circumstances described in a Fund’s prospectus.  Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class I shares.  Class I shares are not subject to the Rule 12b-1 fees.  There is no conversion feature applicable to Class I shares.  Distributions paid to holders of the Fund’s Class I shares may be reinvested in additional Class I shares of that Fund or Class I shares of a different Fund.

The minimum investment required to open an account for Class I shares is $2,500,000.  Class I shares are also available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.  The Fund will consider a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000.  Only certain investors are eligible to buy Class I shares and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares.  Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”  There is no automatic conversion feature applicable to Class Y shares.  Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund.

Class Y shares are available for purchase through selected fee-based advisory programs with an approved financial intermediary.  In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account, and the financial intermediary generally directs all purchase and sale transactions.  Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums.  The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of the Fund recognizes two types of expenses.  General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to the Fund’s total net assets and then pro rata to each outstanding share within a given class.  Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs.  Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class.  Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Dealer Reallowances.  The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Emerging Markets Small Cap Fund.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 and above*	0.00%	**

*         There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a 12b-1 Fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**          Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more.  In addition, in connection with such purchases, the Distributor or its affiliates may advance 12b-1 Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase.  CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption.  No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers.  If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries in connection with the sale or servicing of Fund shares sold or held through those intermediaries.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments.  The following table summarizes these arrangements as of October 31, 2013. No amounts have been paid with respect to the Emerging Markets Small Cap Fund, which had not yet commenced operations as of the date of this SAI.

Financial Intermediary	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets
ADP	0.25%
AIG Retirement Advisors, Inc.	0.20%
Ameriprise	0.10%
BPA/CIS	0.10%
Charles Schwab Trust Company	0.20%
Charles Schwab	0.15%
CPI Qualified Plan Consultants (MSCS reports)	0.25%
DailyAccess.Com	0.25%
Digital Retirement Solutions	0.20%

Financial Intermediary	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets
Dyatech LLC	0.15%
Expert Plan (MSCS Reports)	0.25%
Fidelity NFS (FIAG) / Fidelity Retirement	0.25%
Fidelity Institutional (FIIOC)	0.25%
Great West Life Financial Services	0.25%
Hartford Securities Distribution Company	0.20%
Harford Corp. Retirement	0.20%
Hewitt	0.15%
ICMA-RC Services, LLC	0.20%
ING (formerly Citistreet LLC)	0.25%
ING Retirement Plan Services	0.25%
John Hancock Life Ins. Co. USA	0.25%
JP Morgan Retirement Services	0.25%
Lincoln Retirement Services Co	0.15%
Linsco Private Ledger (LPL)	0.25%
Marshal & Ilsley Trust Co	0.10%
Massachusetts Mutual Life Insurance Company	0.25%
Mercer HR Services LLC	0.40%
Merrill (Institutional - RG Services and Sub Accounting)	0.20%
Merrill (Retail - New Sales Fees)	0.25%
Merrill (Retail - Sub Accounting Account Fees)	0.10%
Merrill (Retail - Non-MLAM Assets > 1 Year)	0.10%
Mid Atlantic Capital	0.25%
Minnesota Life	0.10%
Morgan Stanley Smith Barney / ADP	0.20%
Morgan Stanley Smith Barney (Wrap)	0.12%
MSCS Financial Services	0.25%
Nationwide Investment Srvcs Corp	0.25%
Newport	0.25%
NY Life Investment Mgmt. Srvcs.	0.25%
Pension Corp Of America	0.10%
Pershing	0.15%
Plan Administration Inc. (MSCS reports)	0.25%
Principal Life Insurance	0.15%
Prudential (PruArray)	0.20%
Prudential (PruChoice)(PIMS)	0.10%
Raymond James	0.10%
Reliance Trust Company	0.15%
Retirement Plan Company	0.25%
SEI Private Trust Company	0.15%
Standard Insurance Company	0.15%
TD Ameritrade Trust Company	0.25%
T. Rowe Price	0.15%
TIAA Cref	0.25%

Financial Intermediary	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets
UBS (PACE, InsightOne, St ADV, DRS Wrap)	0.10%
UBS (Other Assets)	0.10%
Vertical Management Systems, Inc.	0.20%
Wachovia / WySTAR Global Retirement Solutions	0.25%
Wells Fargo Advisors / First Clearing	0.10%
Wells Fargo Bank	0.25%
Wilmington Trust (formerly American Stock Transfer)	0.20%
Wilmington Trust Ret and Inst’l Service Company	0.25%

Financial Intermediary	Other Fee Arrangement
Morgan Stanley DW, Inc. (Retail)	$125,000 annually or 0.13%, whichever is greater

Reduced Sales Charge.  Reduced sales charges are available for purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of other Class A shares of the Trust (except Victory Funds offered by the Trust that do not impose a sales charge).  To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase.  An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the prospectuses.  The following points provide additional information about these programs.

•                  Retirement Plans.  Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge.  (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.)

Investment Professionals servicing retirement plans and who receive up-front payments may receive payment on purchases of Class A shares that are sold at NAV as follows: 0.50% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $5 million; and 0.25% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million to $9,999,999.  In addition, in connection with such purchases, the Distributor or its affiliates may advance 12b-1 Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.  No up-front payments will be made to firms that do not pay such up-front payments to their investment professionals or who do not consent to potential CDSC fees.

Except as noted in this SAI, a CDSC of up to 0.75% is imposed if the qualified retirement plan redeems 90% or more of its cumulative purchases of Class A shares within the first year after purchase.  CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

•                  Service Providers.  Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint.  To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price.

•                  Letter of Intent.  If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Victory Funds offered by the Trust (excluding any Victory Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases.  Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter.  For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time.  To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased.  Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter.  If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months.  Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General.  For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Sample Calculation of Maximum Offering Price.

The Class A shares of the Fund is sold with a maximum initial sales charge of 5.75%.*  Class I shares of the Fund is sold at NAV without any initial sales charges or CDSCs. Class C shares of the Fund is sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase.  Class I and Class Y shares of the Fund are sold at NAV without any initial sales charges or CDSCs.  The following tables show the maximum offering price per share of each class of the Fund assuming a hypothetical NAV of $10.

Class A Shares of the Fund.

Fund	NAV and redemption price per Class A share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public
Emerging Markets Small Cap	$10.00	$0.61	$10.61

* A CDSC of 0.75% is imposed on certain redemptions of Class A shares, as described above.

Class C Shares of the Fund.

Fund	Class C NAV, offering price and redemption price per Class C share
Emerging Markets Small Cap	$10.00

Class I Shares of the Fund.

Fund	Class I NAV, offering price and redemption price per Class I share
Emerging Markets Small Cap	$10.00

Class Y Shares of the Fund.

Fund	Class Y NAV, offering price and redemption price per Class Y share
Emerging Markets Small Cap	$10.00

Redeeming Shares.

Contingent Deferred Sales

Charge — Class A Shares.  No CDSC is imposed on:

•                  the redemption of Class A shares to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.  In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege.  Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order.  No service charge is currently made for reinvestment in shares of the Funds.  Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement.  The shareholder must ask the Distributor for such privilege at the time of reinvestment.  Any capital gain that was realized when the shares were redeemed is taxable and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from redemption.  The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation.  The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS.

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable U.S. federal tax treatment.  The Fund ordinarily declares and pays dividends separately for each class of shares from its net investment income.  The Fund declares and pays capital gains dividends annually. The Fund declares and pays dividends annually.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of the Fund’s portfolio and expenses borne by the Fund or borne separately by a class.  Dividends are calculated in the same manner, at the same time and on the same day for shares of each class.  However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES.

Information set forth in the prospectuses that relates to U.S. federal income taxation is only a summary of certain key U.S. federal income tax considerations generally affecting purchasers of shares of the Fund.  The following is only a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectuses.  No attempt has been made to present a complete explanation of the U.S. federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the Fund’s prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Internal Revenue Code of 1986, as amended (the “Code”), (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the prospectuses and this SAI is based on tax laws in effect on the date of the prospectuses and this SAI; such law and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

Under Code Sections 382 and 383, if the Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs.  The Fund will use its best efforts to avoid having an ownership change.  However, because of circumstances that may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change.  If the Fund has or has had an ownership change, then the Fund will be subject to U.S. federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below. A table that summarizes the approximate capital loss carryforwards for the Emerging Markets Small Cap Fund is not included as the Fund is new.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if the Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

Certain Funds may enter into notional principal contracts, including interest rate swaps, caps, floors and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.  A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).  A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes.  If the Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  In order to make this election with respect to a PFIC in which it invests, the Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide.  Second, the Fund that invests in marketable stock of a

PFIC may make a mark-to-market election with respect to such stock.  Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

The Fund may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities.  Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and the Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year the Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the

Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election).  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for U.S. federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% (or, for stock acquired after September 27, 2010, and before January 1, 2012, none) of the capital gain recognized upon the Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).  Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS and such shareholder makes a timely filing of an appropriate tax return or refund claim.

Sale or Redemption of Shares.

For the Fund, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund (including an exchange of shares of the Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of the Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

For taxable years beginning before January 1, 2014, U.S. withholding tax generally would not apply to amounts designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Dividends paid on shares of the Fund after June 30, 2014 and gross proceeds paid on redemption of the Fund’s shares after 2016, made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied.  Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S.

persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders.  Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners.  Alternatively, such payments may be exempt from U.S. withholding pursuant to an intergovernmental approach whereby the government of a foreign country enters into an agreement with the U.S. Treasury providing for the collection and reporting of specified financial information.  Payments that are taken into account as effectively connected income are not subject to these withholding rules.  Foreign shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Cost Basis Reporting.

The Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, the Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations.

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE TRUST.

Leadership Structure and Board of Trustees.

The Trust is governed by a Board of Trustees consisting of seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”).  The Chair of the Board is an Independent Trustee, who functions as the lead Trustee.  The Chair serves as liaison between the Board and its Committees, and the Fund’s investment adviser and other service providers.  The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.  Each Trustee oversees 18 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex.  There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 62	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).

Nigel D. T. Andrews, 66	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc. (2002-2010); Old Mutual US Asset Management (since 2002).

E. Lee Beard, 62	Trustee	February 2005	Consultant, The Henlee Group, LLC. (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011 to November 2011).

Sally M. Dungan, 59	Trustee	February 2011	Chief Investment Officer, Tufts University, since 2002.	None.

David L. Meyer, 56	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.)(2002-2008).	None.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
Leigh A. Wilson, 69	Chair and Trustee	November 1994

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, † 41	Trustee	May 2008

Chief Executive Officer (since 2013), Co-Chief Executive Officer, (2011-2103), President – Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), Victory Capital Management Inc.; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock.  Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions.  He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association.  The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•                  Nigel D.T. Andrews.  Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital.  He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange.  Mr. Andrews is also the non-executive chairman of Old Mutual’s U.S asset management business, where he also sits on the audit and risk committee.  Mr. Andrews also serves as a Governor of the London Business School.  The Board

believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, qualifies him to serve as a Trustee.

•                  David C. Brown.  Mr. Brown serves as Chief Executive Officer (since 2013) of Victory Capital Holdings, Inc. and Victory Capital Management Inc., the Funds’ investment adviser, and as such is an “interested person” of the Fund. Previously, he served as Co-Chief Executive Officer (2011-2013) President,— Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser.  The Board believes that his position and experience with the investment adviser, and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  E. Lee Beard.  Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions.  As such, Ms. Beard is familiar with issues relating to audits of financial institutions.  The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years.  She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on boards, including their audit and investment committees, of public and private institutions. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•                  David L. Meyer.  For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.).  The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                  Leigh A. Wilson.  Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial world.  As a director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies, and served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors.  He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006.  The Board believes that this experience qualifies him to serve as a Trustee.

Committees of the Board.

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, and Mr. Wilson.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.  The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel.  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Ms. Meyer (Chair), Ms. Beard and Ms. Dungan.  The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews, and Mr. Wilson.  The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Funds’ investment advisory agreements.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Brown and Mr. Meyer.  This Committee negotiates the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of the Fund’s service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.  The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2013, the Board held ten meetings; the Audit and Risk Oversight Committee held four meetings; the Investment Committee held five meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings.  The Continuing Education Committee met informally during the fiscal year. In addition, several sub-committees and special committees met at various times during the fiscal year.

Board role in the oversight of risk.

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function.  Matters regularly reported to the Board or a designated committee include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance.  The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel.  The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Fund ownership.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of [December 31, 2013].  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the “Distributor”) or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex).  As of [January 31, 2014], the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Fund.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	N/A	Over $100,000
Mr. Andrews	N/A	Over $100,000
Ms. Beard	N/A	Over $100,000
Ms. Dungan*	N/A	$50,001 - $100,000
Mr. Meyer	N/A	Over $100,000
Mr. Wilson	N/A	Over $100,000

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown†	N/A	Over $100,000

*Ms. Dungan joined the Board as an Independent Trustee on February 23, 2011.

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex will pay each Independent Trustee $132,000 per year for his or her services to the Funds in the Complex.  The Independent Chair will be paid an additional retainer of $66,000 per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended October 31, 2013.  As of October 31, 2013, there were 15 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated.  The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$120,712	$132,000
Mr. Andrews	120,712	132,000
Ms. Beard	120,712	132,000
Ms. Dungan	120,712	132,000

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Meyer	120,712	132,000
Mr. Wilson	181,067	198,000

Interested Trustee.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None	None

†Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux	$146,323	$160,000

Deferred Compensation.

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.  The following table lists, as of October 31, 2013, the Trustees who have elected to defer a portion of his or her compensation from the Victory Fund Complex, the Victory Fund Complex Funds owned and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	N/A	$180,044

Officers.

The officers of the Trust are elected by the Board of Trustees to supervise actively the Trust’s day-to-day operations.  The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.  Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.  Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Trust for serving as the Funds’ sub-administrator, transfer agent, dividend disbursing agent and servicing agent.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael Policarpo, II,* 39	President	May 2008

Chief Financial Officer and Treasurer (since 2013), Senior Managing Director (2010-2013) and Managing Director (2005-2010) of the Adviser; Chief Financial Officer and Treasurer (since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, 43	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 51	Secretary	February 2006	Director of Mutual Fund Administration, the Adviser.

Jay G. Baris, 59	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP. (1994-2011).

Christopher E. Sabato, 45	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.

Eric B. Phipps, 42	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2006).

Edward J. Veilleux, 70	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

*Mr. Policarpo has been an officer of the Funds since May 2006.

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC.  The Adviser is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with a substantial minority interest owned by employees of the Adviser. As of December 31, 2013, the Adviser and its affiliates managed assets totaling in excess of $18.8 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The advisory fee for the Fund, as an annual percentage of its average daily net assets, is 1.25%.

The Advisory Agreement

VCM provides advisory services to the Fund pursuant to an Advisory Agreement dated as of August 1, 2013, as amended (the “Advisory Agreement”).  Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, provides that it will continue in effect as to the Fund until December 31, 2014 and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of the Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose.  The Advisory Agreement is terminable as to the Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of the Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser.  The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

No advisory fees information is provided for the Fund since the Fund is new.

Portfolio Managers.

This section includes information about the Fund’s portfolio managers, including information concerning other accounts they manage the dollar range of Victory Fund shares they own and how they are compensated.  No information is provided for the portfolio managers’ ownership of Fund shares since the Fund is new. The portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)* as of October 31, 2013	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of October 31, 2013
Emerging Markets Small Cap Fund (Margaret Lindsay, Tiffany Kuo and Joshua Lindland)
Other Investment Companies	1 ($169.5 million)	None
Other Pooled Investment Vehicles	8 ($122.8 million)	None
Other Accounts	15 ($929.4 million)	None

*         Rounded to the nearest tenth of a billion, or million, as relevant.

The Adviser’s portfolio managers are often responsible for managing one or more Victory Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds.  A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may also, in the future, have a performance-based fee.  The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.  In addition, certain trading practices, such as cross-trading between the Fund or between the Fund and another account, raise conflict of interest issues.  The Fund and the Adviser have policies and procedures in place, including the Adviser’s internal review process and oversight by the Board of Trustees, that are intended to mitigate those conflicts.

Fund Ownership

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of October 31, 2013
Ms. Lindsay	Emerging Markets Small Cap Fund	None

Ms. Kuo	Emerging Markets Small Cap Fund	None

Mr. Lindland	Emerging Markets Small Cap Fund	None

Compensation

The Fund’s portfolio managers each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee).  A manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s investment performance results.  The Adviser establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target is set at a percentage of base salary, generally ranging from 40% to 150%.  Individual performance is based on objectives established annually during the first quarter of the fiscal year and are utilized to determine incentive award allocation within the team. Individual performance metrics include portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory’s philosophy and values, such as leadership, risk management and teamwork.  Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% - 100% weighting.  The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies.  The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results.  For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one, three and five year rolling performance.

In addition to the compensation described above, each of the Fund’s portfolio managers may earn additional incentive compensation based on a percentage of the revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by their respective Fund(s).

The Fund’s portfolio managers may participate in VCH’s equity ownership plan.  There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.  The following portfolio managers are equity owners in the firm: Ms. Lindsay, Ms. Kuo and Mr. Lindland.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Fund.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the “Proxy Voting Policy”).  The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Fund’s shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Victory Funds, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust’s proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests.  The Adviser delegates to Institutional Shareholder Services, an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Voting Committee.  The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust’s Policy or to recommend to the Adviser any proposed amendment to its Policy.  The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

The Trust’s Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund’s proxy voting record.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

Portfolio Transactions.

Fixed Income Trading.  Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis.  These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer.  The Adviser does not know the actual value of the markup/markdown.  However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers.  Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

All Other Markets.  Subject to the consideration of obtaining best execution, brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process.  These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement.  In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness.  The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received.  The continuous review of commissions is the responsibility of the head of equity trading.  Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote.  The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process.  Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks.  As the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for the Fund are made independently from those made for the other Victory Funds or any other investment company or account managed by the Adviser.  Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Fund.  The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated.  Both equity and fixed-income securities may be aggregated.  When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                 Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible.  No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk.  Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks.  Orders are processed on a “first-come, first-served” basis.  At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously.  The Adviser will utilize a rotation whereby the Fund, even if aggregated with other orders, are in the first block(s) to trade within the rotation.  To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit.  Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block.  The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.  All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day.  Execution prices may not be carried overnight.  Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order.  Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry.  If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement.  Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order.  In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible.  The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.

No brokerage commission information for the Fund is provided since the Fund is new.

Affiliated Brokerage.  The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or Citi or its affiliates and will not give preference to KeyBank’s correspondent banks or affiliates, or Citi with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.  From time to time, when determined by the Adviser to be advantageous to the Fund, the Adviser may execute portfolio transactions through affiliated broker-dealers.  All such transactions must be completed in accordance with procedures approved by the Board.  The percentage of trades executed through an affiliated broker-dealer for the Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

No payments were made to any affiliated brokers as of the date of this Statement of Additional Information with respect to the Fund since the Fund is new.

Allocation of Brokerage in Connection with Research Services.  The Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, may direct brokerage transactions of the Fund to brokers because of research services provided.  No such information is provided for the Fund since the Fund is new.

Securities of Regular Brokers or Dealers.  The SEC requires the Trust to provide certain information for any Victory Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year.  No such information is provided for the Fund since the Fund is new.

Portfolio Turnover.

The portfolio turnover rates stated in the prospectuses are calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.  No portfolio turnover information is provided for the Fund since the Fund is new.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Trust’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.  In none of these arrangements does the Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily

Distributor	Victory Capital Advisers, Inc.	Daily

International Custodian	Citibank National Association	Daily

Fund Accountant	Citi Fund Services Ohio, Inc.	Daily

Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: within 15 business days of end of reporting period Semiannual Reporting Period: within 31 business days of end of reporting period Rule 17f-2 Audit: twice annually without prior notice to the Fund

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders

Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC

Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month

Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month

Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month

Ratings Agency	Morningstar	Quarterly, 5 business days after the end of the previous quarter

Financial Data Service	Bloomberg L.P.	Quarterly, 5 business days after the end of the previous quarter

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Administrative Services.

Victory Capital Management Inc. (“VCM”) serves as administrator to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”).  Citi serves as sub-administrator to the Trust pursuant to an agreement with VCM dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, VCM supervises the Trust’s operations, including the services that

Citi provides to the Fund as sub-administrator, but excluding those that VCM supervises as investment adviser, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that VCM renders to the Trust, VCM is paid an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (“VVIF”): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.  VCM may periodically waive all or a portion of the amount of its fee that is allocated to the Fund in order to increase the Fund’s net income available for distribution to shareholders.  In addition, the Trust and VVIF reimburse VCM for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Except as otherwise provided in the Administration and Fund Accounting Agreement, VCM shall pay all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement will continue in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Administration and Fund Accounting Agreement provides that VCM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, VCM coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, the Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Fund’s service arrangements with financial institutions that make the Fund’s shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

No information on fees paid to VCM under the Administration and Fund Accounting Agreement is provided for the Fund since the Fund is new.

Sub-Administrator.

Citi

Citi serves as sub-administrator to the Fund pursuant to an agreement with VCM dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”).  Citi assists in supervising all operations of the Fund (other than those performed by VCM either as investment adviser or administrator), subject to the supervision of the Board.

Under the Citi Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Trust and VVIF, VCM pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.05% of the first $8 billion of aggregate Trust and VVIF net assets; plus 0.02% of aggregate net assets of aggregate Trust and VVIF net assets from in excess of $8 billion to $12 billion; plus 0.01% of aggregate Trust and VVIF net assets in excess of $12 billion.  Citi may periodically waive all or a portion of the amount of its fee that is allocated to the Fund in order to increase the net income of the Fund available for distribution to shareholders.  In addition, the Trust and VVIF reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement will continue in effect as to the Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Fund’s shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR and N-Q; coordinates dividend payments; calculates the Fund’s performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Fund’s status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Fund.

Distributor.

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”).  The Distributor is an affiliate of the Adviser.  Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.  No underwriting commissions information for the Fund is provided since the Fund is new.

Transfer Agent.

Citi Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent for the Fund pursuant to a transfer agency agreement dated April 1, 2002, as amended.  Under its agreement with the Victory Funds, Citi has agreed to (1) issue and redeem shares of the Fund; (2) address and mail all communications by the Fund to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund’s operations.

Rule 12b-1 Distribution and Service Plans.

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A shares.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan pursuant to which Class A shares of (1) the Fund pay the Distributor a distribution and service fee of up to 0.25%.  Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing the Fund’s prospectus, SAI and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the

Fund’s transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund’s Class A shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Fund.  In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Fund’s Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan.  The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of the Emerging Markets Small Cap Funds pays the Distributor a distribution and service fee of 1.00%.  The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s prospectus, SAI and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.  Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent.  In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor.  Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Rule 12b-1 Plans.  The amount of the Rule 12b-1 fees payable by any share class of a Fund under either of these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates a Fund to reimburse the Distributor for such expenses.  The fees set forth under any Rule 12b-1 Plan will be paid by each such share class of a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund’s share class; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans have been approved by the Board, including the Independent Trustees, at a meeting called for that purpose.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class.  Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

No payment of Rule 12b-1 fee information is provided for the Emerging Markets Small Cap Fund since the Fund is new.

Fund Accountant.

VCM serves as fund accountant for the Fund pursuant to the Administration and Fund Accounting Agreement.  Citi serves as sub-fund accountant pursuant to the Sub~~-~~Administration and Sub-Fund Accounting Agreement, as amended.

VCM performs accounting services for the Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates the Fund’s NAV, the dividend and capital gain distribution, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund.  The fees that VCM receives for administration and fund accounting services are described in the SAI section entitled “Administrative Services — Victory Capital Management.”  The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Administrator — Citi.”

Custodian.

General. Cash and securities owned by the Emerging Markets Small Cap Fund is held by Citibank, N.A. (“Citibank”), 388 Greenwich Street, New York, NY 10013 pursuant to a Global Custodial Services Agreement dated August 5, 2008.  Under the Global Custodial Services Agreement, Citibank, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust’s operations..  Citibank may, with the approval of the Fund and at the custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that it shall remain liable for the performance of all of its duties under its respective custody agreement.

Foreign Custody.  Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets.  Accordingly, the Board delegated these responsibilities to Citibank pursuant to the Global Custodial Services Agreement.  As Foreign Custody Manager, Citibank must (a) determine that the assets of the Institutional Fund, the Institutional Select Fund and the Global Equity Fund held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures.  In determining appropriateness, Citibank will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities.  Citibank will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

Independent Registered Public Accounting Firm.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, is the counsel to the Trust.

Expenses.

The Fund bears the following expenses relating to its operations, including:  taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund’s existence, costs of shareholders’ reports and meetings and any extraordinary expenses incurred in the Fund’s operations.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value $0.001 per share.  The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Principal Holders of Securities.

No information on the Fund’s principal shareholders is provided as the Fund is new.

Shareholders of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”).  Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts).  Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders.  These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust..  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund.  However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

No audited financial statements are available for the Fund since the Fund is new.

Miscellaneous.

As used in the prospectuses and in this SAI, “assets belonging to the Fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees.  The Trustees may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation.  Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles.  Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The prospectuses and this SAI omit certain of the information contained in the registration statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectus and this SAI.

APPENDIX A.

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs.  These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.  The following describes the long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security’s ranking within the category.  For example, a rating of A-3 is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s assigns long term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. These long-term ratings are expressed on Moody’s general long-term scale.

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below.

•                  Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes).

•                  Notes allowing for negative coupons, or negative principal.

•                  Notes containing any provision that could obligate the investor to make any additional payments.

•                  Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicating rating of the program. For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level.  Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program. Unrated notes issued under a MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating Category.

Short-Term Obligation Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes Moody’s short-term debt ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Speculative Grade Liquidity Ratings.  Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity.  They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity.  They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing.  The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity.  They are expected to rely on external sources of committed financing.  Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity.  They rely on external sources of financing and the availability of that financing is in Moody’s opinion highly uncertain.

Short-Term Obligation Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG-1.  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2.  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3.  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.  VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG-1.  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2.  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3.  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification.  For example, a rating of A- is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A- rated securities.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes S&P’s short-term debt ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Short-Term Loan/Municipal Note Ratings.  The following describes S&P’s two highest municipal note ratings.

SP-1.  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Active Qualifiers (Currently applied and/or outstanding)

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of ‘AAApNRi’ indicating that the principal portion is rated ‘AAA’ and the interest portion of the obligation is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix.  Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Credit Ratings

Investment Grade

AAA — Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality.  ‘AA’ ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality.  ‘A’ ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Speculative Grade

BBB — Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

BB — Speculative.  ‘BB’ ratings indicate an elevated vulnerability to default risk particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.  Securities rated in this category are not investment grade.

B — Highly speculative.  ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable.  ‘C’ ratings signal imminent default.

DDD, DD, D — Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

International Short-Term Credit Ratings.  The following describes Fitch’s two highest short-term ratings:

F1.  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to Long- and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable, or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

APPENDIX B.

Proxy Voting Policies and Procedures

The Victory Portfolios
The Victory Institutional Funds
The Victory Variable Insurance Funds

Proxy Voting Policies and Procedures

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the “Trusts”) each have adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•                                          ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

•                                          address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Victory Capital Management Inc. (“Victory Capital Management”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

•                                          provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

•                                          provide for the disclosure of the Funds’ proxy voting records and these Policies.

I.                                        Delegation to Victory Capital Management

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management’s Proxy Voting Policy and Procedures (the “Procedures”) and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests.  The Procedures (attached as Exhibit A), are adopted as part of these Policies.  The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.                                   Disclosure

A.                                    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve—month period ended June 30 (the “Voting Records”).  The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•                                          the name of the issuer of the portfolio security

•                                          the exchange ticker symbol of the portfolio security

•                                          the CUSIP number for the portfolio security

•                                          the shareholder meeting date

•                                          a brief identification of the matter voted upon

•                                          whether the matter was proposed by the issuer or by a security holder

•                                          whether the Portfolio cast a vote and, if so, how the vote was cast

•                                          whether the vote cast was for or against management of the issuer

B.                                    Disclosure the Policies and How to Obtain Information

1.                                      Description of the policies.  The Funds’ statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.                                      How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•                                          without charge, upon request, by calling a toll-free number; and

•                                          at the SEC’s website, www.sec.gov.

3.                                      How to obtain a copy of proxy votes.  The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

•                                          without charge, upon request, by calling a toll-free number; and

•                                          at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.                              Review by Trustees

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request.  This report shall:

•                                          describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•                                          summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser’s Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003
Revised: August 11, 2004
Adopted: February 10, 2005 for The Victory Institutional Funds

Exhibit A to the Proxy Voting Procedures of The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds

VICTORY CAPITAL MANAGEMENT INC.

PROXY VOTING POLICY

Effective Date:	August 18, 2003
Revised Date:	August 1, 2013

Proxy Voting Policy

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•                  the direction and guidance, if any, provided by the document establishing the account relationship

•                  principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account.  In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

Victory votes client securities in the best interests of the client.  In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.*  In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•                  reasonable efforts will be made to monitor and keep abreast of corporate actions

•                  all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•                  a written record of such voting will be kept by Victory or its designated affiliate

•                  Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory’s law group and a member of senior management.

•                  the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

* Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser. Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

Statement of Corporate Governance

The rights associated with stock ownership are as valuable as any other financial assets.  As such, they must be managed in the same manner.  Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted.  Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Head of Investment Administration, a Senior Equity Analyst, Victory Portfolio Managers, and Head of Fund Administration.  Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference.  Approval is based on majority votes of committee.

Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies and proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules.  The Proxy Committee is directed to apply these guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Corporate Actions

The Corporate Actions Group processes mandatory corporate actions. The Victory Proxy Analyst obtains recommendations from the Victory Portfolio Manager, Research Analyst or Proxy Committee on voluntary corporate actions and will post the recommendation to the Victory Capital Management Report Repository. The Victory Proxy Analyst will also send the recommendation to the Corporate Actions Group.

Routine/Miscellaneous Proposals

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•                  The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•                  Motivation and rationale for establishing the agreements;

•                  Quality of disclosure; and

•                  Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Vote FOR the ratification of auditors.

However, vote AGAINST in cases where auditors have failed to render accurate financial statements or where non-audit fees exceed audit fees.

Non-audit fees are excessive if:

•                  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Receiving and/or Approving Financial Reports

(This is a non-US issue)

Vote FOR approval of financial statements and director and auditor reports, unless:

•                  There are concerns about the accounts presented or audit procedures used; or

•                  The company is not responsive to shareholder questions about specific items that should be publicly disclosed

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of Audit Committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.              Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.              Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.              Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.              Director Competence:  Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1.              Board Accountability

VOTE WITHHOLD/AGAINST(2) the entire board of directors (except new nominees(3), who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

Classified board structure:

1.1.         The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.         The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom

(2)  In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(3) A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If Victory cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•                  A classified board structure;

•                  A supermajority vote requirement;

•                  Majority vote standard for director elections with no carve out for contested elections;

•                  The inability for shareholders to call special meetings;

•                  The inability for shareholders to act by written consent;

•                  A dual-class structure; and/or

•                  A non-shareholder approved poison pill.

Poison Pills:

1.3.         The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.         The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.         The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.         the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•                  The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•                  The issuer’s rationale;

•                  The issuer’s governance structure and practices; and

•                  The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.         The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.         The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.         There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.  Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.  There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.  The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.  The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.  The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.  The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.  Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.  Failure to replace management as appropriate; or

1.18.  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.              Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.         The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;  or

2.2.         The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.         The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.         At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.              Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.         The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.         The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.         The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.         The full board is less than majority independent.

4.              Director Competence

Attendance at Board and Committee Meetings

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.         The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.         Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•                  Medical issues/illness;

•                  Family emergencies; and

•                  If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

4.3.         Sit on more than six public company boards; or

4.4.         Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Categorization of Directors

1.              Inside Director (I)

1.1.         Employee of the company or one of its affiliates(i).

1.2.         Among the five most highly paid individuals (excluding interim CEO).

1.3.         Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)(ii).

1.4.         Current interim CEO.

1.5.         Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.              Affiliated Outside Director (AO)

Board Attestation

2.1.         Board attestation that an outside director is not independent.

Former CEO

2.2.         Former CEO of the company(iii),(iv).

2.3.         Former CEO of an acquired company within the past five years(iv).

2.4.         Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made(v).

Non-CEO Executives

2.5.         Former Section 16 officer(ii) of the company, an affiliate(i) or an acquired firm within the past five years.

2.6.         Section 16 officer(ii) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.         Section 16 officer(ii), former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.         Immediate family member(vi) of a current or former Section 16 officer(ii) of the company or its affiliates(i) within the last five years.

2.9.         Immediate family member(vi) of a current employee of company or its affiliates(i) where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.  Currently provides (or an immediate family member(vi) provides) professional services(vii) to the company, to an affiliate(i) of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.  Is (or an immediate family member(vi) is)  a partner in, or a controlling shareholder or an employee of, an organization which provides professional services(vii) to the company, to an affiliate(i) of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.  Has (or an immediate family member(vi) has) any material transactional relationship(viii) with the company or its affiliates(i) (excluding investments in the company through a private placement).

2.13.  Is (or an immediate family member(vi) is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship(viii) with the company or its affiliates(i) (excluding investments in the company through a private placement).

2.14.  Is (or an immediate family member(vi) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments(viii) from the company or its affiliates(i).

Other Relationships

2.15.  Party to a voting agreement(ix) to vote in line with management on proposals being brought to shareholder vote.

2.16.  Has (or an immediate family member(vi) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee(x).

2.17.  Founder(xi) of the company but not currently an employee.

2.18.  Any material(xii) relationship with the company.

3.              Independent Outside Director (IO)

3.1.         No material(xii) connection to the company other than a board seat.

Footnotes:

(i) “Affiliate” includes a subsidiary, sibling company, or parent company. Victory uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(ii) “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

(iii) Includes any former CEO of the company prior to the company’s initial public offering (IPO).

(iv) When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Victory will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

(v) Victory will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Victory will also consider if a formal search process was underway for a full-time CEO at the time.

(vi) “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(vii) Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

(viii) A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, Victory will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

(ix) Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

(x) Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

(xi) The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause Victory to deem the founder as an independent outsider.

(xii) For purposes of Victory’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•                  The reasonableness/scope of the request; and

•                  The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote FOR proposals to eliminate cumulative voting.

Generally vote AGAINST shareholder proposals to restore or provide for cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•                  Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•                  Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•                  Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•                  If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•                  If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•                  The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•                  The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•                  The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•                  The scope and structure of the proposal.

Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                  serves as liaison between the chairman and the independent directors;

•                  approves information sent to the board;

•                  approves meeting agendas for the board;

•                  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                  has the authority to call meetings of the independent directors;

•                  if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•                  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•                  Egregious compensation practices;

•                  Multiple related-party transactions or other issues putting director independence at risk;

•                  Corporate and/or management scandals;

•                  Excessive problematic corporate governance provisions; or

•                  Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Victory’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Standard for the Election of Directors

Vote AGAINST if the company already has a Resignation Policy in place

Otherwise vote with stated policy;

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access (Open Access )

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•                  The ownership threshold proposed in the resolution;

•                  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•                  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•                  Effectively disclosed information with respect to this structure to its shareholders;

•                  Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•                  The company has an independent chairman or a lead director, according to Victory’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests- Voting for Director Nominees in Contested Elections

Internally reviewed on a CASE-BY-CASE basis.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Takeover Defenses and Related Actions

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.  In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Equal Access Proposals

Vote FOR proposals seeking equal access to proxies.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•                  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•                  The value of the NOLs;

•                  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•                  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                  Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•                  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•                  The value of the NOLs;

•                  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•                  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•                  Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•                  The election of fewer than 50% of the directors to be elected is contested in the election;

•                  One or more of the dissident’s candidates is elected;

•                  Shareholders are not permitted to cumulate their votes for directors; and

•                  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•                  Reasons for reincorporation;

•                  Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•                  Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•                  Shareholders’ current right to act by written consent;

•                  The consent threshold;

•                  The inclusion of exclusionary or prohibitive language;

•                  Investor ownership structure; and

•                  Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•                  An unfettered(4) right for shareholders to call special meetings at a 10 percent threshold;

•                  A majority vote standard in uncontested director elections;

•                  No non-shareholder-approved pill; and

•                  An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals restricting or eliminating shareholders’ right to call special meetings.

Vote FOR proposals allowing shareholders to call special meetings unless the company currently provides the right to call special meetings at a threshold of 25 percent, upon which Victory votes AGAINST.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals seeking to adopt supermajority vote requirements higher than 66.67 percent.

(4) “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Vote FOR proposals seeking to reduce or eliminate supermajority vote requirements.

CAPITAL/RESTRUCTURING

The stewardship of a corporation’s capital structure involves a number of important issues, including dividend policy, taxes, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. For the most part, these decisions are best left to the board and senior management of the firm. However, while a company’s value depends more on its capital investment and operations than on how it is financed, many financing decisions have a significant impact on shareholders, particularly when they involve the issuance of additional common stock, preferred stock, or the assumption of additional debt. Additional equity financing, for example, may reduce an existing shareholder’s ownership interest and can dilute the value of his investment. Shareholders must also be alert to potential anti-takeover mechanisms, which are often embedded in management’s chosen financing vehicles.

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote FOR increases in authorized common stock, unless the increase is being used to thwart a takeover, upon which Victory votes AGAINST.

Vote AGAINST proposals that seek to permanently revoke or remove preemptive rights from shareholders.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                  Past Board Performance:

•                  The company’s use of authorized shares during the last three years

•                  The Current Request:

•                  Disclosure in the proxy statement of the specific purposes of the proposed increase;

•                  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•                  The dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Authority to Issue Additional Debt

(This is a non-US issue.)

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•                  The size of the company;

•                  The shareholder base; and

•                  The liquidity of the stock.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•                  Past Board Performance:

•                  The company’s use of authorized preferred shares during the last three years;

•                  The Current Request:

•                  Disclosure in the proxy statement of the specific purposes for the proposed increase;

•                  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•                  In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•                  Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•                  More simplified capital structure;

•                  Enhanced liquidity;

•                  Fairness of conversion terms;

•                  Impact on voting power and dividends;

•                  Reasons for the reclassification;

•                  Conflicts of interest; and

•                  Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•                  A stock exchange has provided notice to the company of a potential delisting; or

•                  The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•                  Adverse governance changes;

•                  Excessive increases in authorized capital stock;

•                  Unfair method of distribution;

•                  Diminution of voting rights;

•                  Adverse conversion features;

•                  Negative impact on stock option plans; and

•                  Alternatives such as spin-off.

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                  Purchase price;

•                  Fairness opinion;

•                  Financial and strategic benefits;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives for the business;

•                  Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•                  Impact on the balance sheet/working capital;

•                  Potential elimination of diseconomies;

•                  Anticipated financial and operating benefits;

•                  Anticipated use of funds;

•                  Value received for the asset;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•                  Dilution to existing shareholders’ positions;

•                  Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•                  Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•                  Management’s efforts to pursue other alternatives;

•                  Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•                  Conflict of interest - arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•                  The reasons for the change;

•                  Any financial or tax benefits;

•                  Regulatory benefits;

•                  Increases in capital structure; and

•                  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                  Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•                  Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•                  Offer price/premium;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives/offers considered; and

•                  Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•                  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•                  Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•                  Are all shareholders able to participate in the transaction?

•                  Will there be a liquid market for remaining shareholders following the transaction?

•                  Does the company have strong corporate governance?

•                  Will insiders reap the gains of control following the proposed transaction?

•                  Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•                  Percentage of assets/business contributed;

•                  Percentage ownership;

•                  Financial and strategic benefits;

•                  Governance structure;

•                  Conflicts of interest;

•                  Other alternatives; and

•                  Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•                  Management’s efforts to pursue other alternatives;

•                  Appraisal value of assets; and

•                  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE —BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•                  Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•                  Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•                  The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•                  When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•                  Financial issues:

•                  The company’s financial condition;

•                  Degree of need for capital;

•                  Use of proceeds;

•                  Effect of the financing on the company’s cost of capital;

•                  Current and proposed cash burn rate;

•                  Going concern viability and the state of the capital and credit markets.

•                  Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•                  Control issues:

•                  Change in management;

•                  Change in control;

•                  Guaranteed board and committee seats;

•                  Standstill provisions;

•                  Voting agreements;

•                  Veto power over certain corporate actions; and

•                  Minority versus majority ownership and corresponding minority discount or majority control premium

•                  Conflicts of interest:

•                  Conflicts of interest should be viewed from the perspective of the company and the investor.

•                  Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•                  Market reaction:

•                  The market’s response to the proposed deal. A negative market reaction is a cause for concern.  Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•                  Estimated value and financial prospects of the reorganized company;

•                  Percentage ownership of current shareholders in the reorganized company;

•                  Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•                  The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•                  Existence of a superior alternative to the plan of reorganization; and

•                  Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•                  Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•                  Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern.  Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•                  Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•                  Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter?  Consider the background of the sponsors.

•                  Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•                  Voting agreements — Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•                  Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•                  Tax and regulatory advantages;

•                  Planned use of the sale proceeds;

•                  Valuation of spinoff;

•                  Fairness opinion;

•                  Benefits to the parent company;

•                  Conflicts of interest;

•                  Managerial incentives;

•                  Corporate governance changes;

•                  Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•                  Hiring a financial advisor to explore strategic alternatives;

•                  Selling the company; or

•                  Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•                  Prolonged poor performance with no turnaround in sight;

•                  Signs of entrenched board and management (such as the adoption of takeover defenses);

•                  Strategic plan in place for improving value;

•                  Likelihood of receiving reasonable value in a sale or dissolution; and

•                  The company actively exploring its strategic options, including retaining a financial advisor.

COMPENSATION

Executive Pay Evaluation

Executive pay remains a perennial hot button issue for shareholders, who want assurance that top management’s compensation is primarily performance-based, fair, and reasonable. Any evaluation of executive pay must recognize two underlying forces: an executive labor market, where executive pay packages result from negotiations in a war for talent, and an agency problem, where boards and shareholders try to align pay incentives with shareholder value creation.

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.              Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.              Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.              Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.              Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.              Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or

AGAINST an equity-based incentive plan proposal if:

•                  There is a misalignment between CEO pay and company performance (pay for performance);

•                  The company maintains problematic pay practices;

•                  The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•                  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•                  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•                  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•                  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•                  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•                  AGAINST management “say on pay” (MSOP) proposals;

•                  AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•                  In egregious situations;

•                  When no MSOP item is on the ballot; or

•                  When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•                  AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•                  Problematic practices related to non-performance-based compensation elements;

•                  Incentives that may motivate excessive risk-taking; and

•                  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single”  or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•                  Multi-year guaranteed bonuses;

•                  A single performance metric used for short- and long-term plans;

•                  Lucrative severance packages;

•                  High pay opportunities relative to industry peers;

•                  Disproportionate supplemental pensions; or

•                  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•                  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•                  Duration of options backdating;

•                  Size of restatement due to options backdating;

•                  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•                  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•                  Poor disclosure practices, including:

•                  Unclear explanation of how the CEO is involved in the pay setting process;

•                  Retrospective performance targets and methodology not discussed;

•                  Methodology for benchmarking practices and/or peer group not disclosed and explained.

•                  Board’s responsiveness to investor input and engagement on compensation issues, for example:

•                  Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•                  Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote FOR golden parachute compensation.

Vote AGAINST golden parachute compensation where the parachute is in excess of 2.99 times the previous year’s salary and bonus.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans.

Vote AGAINST any plan that issues over 30% of the outstanding stock at that time.

Victory also will vote AGAINST any plan that provides loans to officers or directors to exercise options.

Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•                  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•                  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•                  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•                  The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.  The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval.  “Repricing” includes the ability to do any of the following:

•                  Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•                  Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.  Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•                  Magnitude of pay increase/decrease in the last fiscal year;

•                  Source of pay increase (cash or equity); and

•                  Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards.  Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•                  Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•                  Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•                       The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•                       The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•                       The general vesting provisions of option grants; and

•                       The distribution of outstanding option grants with respect to the named executive officers;

•                  Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•                  Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value; or

•                  Offering period is greater than 27 months; or

•                  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.

Option Exchange Programs/Repricing Options

Vote AGAINST proposals seeking the authority to reprice options.

Vote AGAINST proposals seeking to approve an option exchange program.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Victory will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•                  Executive officers and non-employee directors are excluded from participating;

•                  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•                  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.  The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•                  Eligibility;

•                  Vesting;

•                  Bid-price;

•                  Term of options;

•                  Cost of the program and impact of the TSOs on company’s total option expense

•                  Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.  Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•                  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period:

•                       A minimum vesting of three years for stock options or restricted stock; or

•                       Deferred stock payable at the end of a three-year deferral period.

•                  Mix between cash and equity:

•                       A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•                       If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites provided to non-employee directors; and

•                  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table.  The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.  However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•                  The company’s past practices regarding equity and cash compensation;

•                  Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•                  Whether the company has a rigorous claw-back policy in place.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•                  while employed and/or for two years following the termination of their employment ; or

•                  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                  Rigorous stock ownership guidelines;

•                  A holding period requirement coupled with a significant long-term ownership requirement; or

•                  A meaningful retention ratio;

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•                  Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                  Rigorous stock ownership guidelines, or

•                  A holding period requirement coupled with a significant long-term ownership requirement, or

•                  A meaningful retention ratio,

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Victory favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•                  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives.  Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards.  Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•                  Second, assess the rigor of the company’s performance-based equity program.  If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal.  Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design.  If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Generally vote AGAINST, if a majority of pay is already linked to performance than proposal is redundant.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.  These principles include:

•                  Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•                  Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•                  Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•                  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•                  An executive may not trade in company stock outside the 10b5-1 Plan.

•                  Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program.  Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. Victory will take into consideration:

•                  If the company has adopted a formal recoupment bonus policy;

•                  If the company has chronic restatement history or material financial problems; or

•                  If the company’s policy substantially addresses the concerns raised by the proponent.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•                  The triggering mechanism should be beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.  Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Retention/Holding Period

Vote AGAINST shareholder proposals asking companies to adopt holding periods or retention ratios for their executives.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under Victory policy, and may even result in withheld votes from compensation committee members. The second component of this proposal —- related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into regarding this policy.

•                  The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•                  Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Social/Environmental Issues

Overall Approach

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory combines such proposals based on the expected impact to the shareholder and their long-term economic interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Diversity

Board Diversity

Generally vote AGAINST requests for reports on the company’s efforts to diversify the board, if the company has a Board & Nominating Committee that has a practice of selecting candidates based on knowledge, experience, and skills regardless of gender or race.

Equality of Opportunity

Generally vote AGAINST proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, if the company already has a policy in place

Political Contributions

Generally vote FOR, if proposal requests more information on political contributions and trade association payments make with corporate funds

Otherwise, if more disclosure on trade associations made with corporate funds is not requested and company provides a report on political contributions, vote AGAINST.

General Sustainability Reporting Proposals

Generally vote AGAINST if:

•                  company already provides sustainability reporting, even if it doesn’t follow the specific standards requested in the proposal

•                  Similar disclosure as its peers

•                  Free from any major incidents in the past several years

Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•                  Past performance as a closed-end fund;

•                  Market in which the fund invests;

•                  Measures taken by the board to address the discount; and

•                  Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•                  Past performance relative to its peers;

•                  Market in which fund invests;

•                  Measures taken by the board to address the issues;

•                  Past shareholder activism, board activity, and votes on related proposals;

•                  Strategy of the incumbents versus the dissidents;

•                  Independence of directors;

•                  Experience and skills of director candidates;

•                  Governance profile of the company;

•                  Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•                  Proposed and current fee schedules;

•                  Fund category/investment objective;

•                  Performance benchmarks;

•                  Share price performance as compared with peers;

•                  Resulting fees relative to peers;

•                  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•                  Stated specific financing purpose;

•                  Possible dilution for common shares;

•                  Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•                  Potential competitiveness;

•                  Regulatory developments;

•                  Current and potential returns; and

•                  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•                  The fund’s target investments;

•                  The reasons given by the fund for the change; and

•                  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•                  Political/economic changes in the target market;

•                  Consolidation in the target market; and

•                  Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•                  Potential competitiveness;

•                  Current and potential returns;

•                  Risk of concentration;

•                  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•                  Strategies employed to salvage the company;

•                  The fund’s past performance;

•                  The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•                  The degree of change implied by the proposal;

•                  The efficiencies that could result;

•                  The state of incorporation;

•                  Regulatory standards and implications.

Vote AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust;

•                  Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•                  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•                  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•                  Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•                  Regulations of both states;

•                  Required fundamental policies of both states;

•                  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•                  Fees charged to comparably sized funds with similar objectives;

•                  The proposed distributor’s reputation and past performance;

•                  The competitiveness of the fund in the industry;

•                  The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•                  Resulting fee structure;

•                  Performance of both funds;

•                  Continuity of management personnel;

•                  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•                  Performance of the fund’s Net Asset Value (NAV);

•                  The fund’s history of shareholder relations;

•                  The performance of other funds under the advisor’s management.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

In certain foreign jurisdictions, voting of proxy will result in the lockup of shares, impairing Victory’s ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting.

In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting, proxy will take into consideration any additional costs to investors which may be incurred from research and voting process.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•                  Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•                  In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•                  Document the nature of the conflict and the rationale for the recommended vote

•                  Solicit the opinions of Victory’s Chief Compliance Officer, or his/her designee, or consult an internal or external, independent adviser

•                  If a member of the Proxy Committee has a conflict (e.g. —family member on board of company) —he/she will not vote (or recluse themselves from voting).

•                  Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•                  copies of all policies and procedures required by Rule 206(4)-6

•                  a written record of votes cast on behalf of clients

•                  any documents prepared by Victory or the Proxy Committee germane to the voting decision

•                  a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•                  a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary

Blank Check Preferred Stock — A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw - Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance - Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Provisions - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting — The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest - Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Statement — A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation - Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock — Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan — A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.

Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report — A company report on policies and initiatives related to social, economic or environmental issues.

Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

Executive Compensation Terms

At-the-Money Option - An option with exercise price equal to the current market price.

Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Incentive Stock Options (ISO’s) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Performance Shares - Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five- year period.

Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.

Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock - A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Vesting Schedule - A holding period following grant date during which time options may not be exercised.

Volatility - The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

Exception / Escalation Policy

All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. Board members.

Registration Statement

of

THE VICTORY PORTFOLIOS

on

Form N-1A

PART C.                                                 OTHER INFORMATION

Item 28.

Exhibits:

(a)(1)	Certificate of Trust dated December 6, 1995.(6)

(a)(2)(a)	Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000.(2)

(a)(2)(b)	Schedule A to the Trust Instrument, current as of October 7, 2013.(6)

(a)(2)(c)	Schedule A to the Trust Instrument, current as of December 19, 2013.(to be provided)

(b)	Bylaws, Amended and Restated as of August 26, 2009.(4)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2)(a) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a)	Investment Advisory Agreement dated August 1, 2013 between Registrant and Victory Capital Management Inc. (“VCM” or the “Adviser”).(6)

(d)(1)(b)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of August 1, 2013.(6)

(d)(1)(c)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of August 15, 2013.(6)

(d)(1)(d)	Schedule A to Advisory Agreement dated August 1, 2013, current as of October 23, 2013. (7)

(d)(2)(a)	Sub-Investment Advisory Agreement dated August 1, 2013 between Registrant, the Adviser and KPB Investment Advisors LLC regarding the National Municipal Bond and Ohio Municipal Bond Funds.(6)

(d)(2)(b)	Schedule A to Sub-Advisory Agreement dated August 1, 2013, current as of August 1, 2013. (6)

(1)                                Filed as an Exhibit to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed electronically on November 14, 2008, accession number 0001104659-08071024.

(2)                                Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3)                                Filed as an Exhibit to Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2011, accession number 0001104659-11-070891.

(4)                                Filed as an Exhibit to Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A filed electronically on December 4, 2009, accession number 0001104659-09-068535.

(5)                                Filed as an Exhibit to Post-Effective Amendment No 103 to Registrant’s Registration Statement on Form N-1A filed electronically on February 27, 2013, accession number 0001104659-13-015010.

(6)                                Filed as an Exhibit to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed electronically on October 15, 2013, accession number 0001104659-13-075668.

(7)                               Filed as an Exhibit to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed electronically on December 23, 2013, accession number 0001104659-13-092003.

(e)(1)	Distribution Agreement dated August 1, 2013 between Registrant and Victory Capital Advisers, Inc.(6)

(e)(2)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of August 1, 2013.(6)

(e)(3)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of October 23, 2013. (7)

(f)	None.

(g)(1)(a)	Mutual Fund Custody Agreement dated July 1, 2011 between Registrant and KeyBank National Association (“KeyBank”).(3)

(g)(1)(a)(i)	Attachment A to the Mutual Fund Custody Agreement, as of October 23, 2013.(7)

(g)(1)(a)(ii)	Schedule I to the Mutual Fund Custody Agreement, as of October 23, 2013.(7)

(g)(1)(b)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008.(1)

(g)(1)(c)	Fund Appendix to the Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008, revised as of December 2, 2009.(4)

(h)(1)	Revised Form of Broker-Dealer Agreement.(5)

(h)(2)(a)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and VCM.(9)

(h)(2)(b)	Amendment dated July 1, 2009 to Administration and Fund Accounting Agreement dated July 1, 2006.(4)

(h)(2)(c)	Amendment No. 2 dated July 1, 2012 to Administration and Fund Accounting Agreement dated July 1, 2006.(5)

(h)(2)(d)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of October 23, 2013.(7)

(h)(3)(a)	Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006 between VCM and BISYS.(9)

(h)(3)(b)	First Amendment dated October 1, 2006 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(10)

(h)(3)(c)	Amendment dated July 1, 2009 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(4)

(h)(3)(d)	Amendment dated July 1, 2010 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(5)

(h)(3)(e)	Amendment dated July 1, 2012 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(5)

(h)(3)(f)	Amendment dated October 24, 2012 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(20)

(h)(3)(g)	Amendment dated October 23, 2013 to the Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006.(7)

(h)(4)(a)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS.(11)

(h)(4)(b)	Schedule A to the Transfer Agency Agreement dated April 1, 2002, current as of December 2, 2009.(4)

(h)(4)(c)	Supplement dated June 3, 2002 to the Transfer Agency Agreement dated April 1, 2002.(11)

(h)(4)(d)	Amendment dated July 24, 2002 to the Transfer Agency Agreement dated April 1, 2002.(11)

(h)(4)(e)	Amendment dated May 18, 2004 to the Transfer Agency Agreement dated April 1, 2002.(12)

(h)(4)(f)	Amendment dated July 1, 2006 to the Transfer Agency Agreement dated April 1, 2002.(9)

(8)                                Filed as an Exhibit to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed electronically on December 31, 2013, accession number 0001104659-13-093041.

(9)                                Filed as an Exhibit to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A filed electronically on December 20, 2006, accession number 0001104659-06-082890.

(10)                          Filed as an Exhibit to Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed electronically on June 29, 2007, accession number 0001104659-07-051406.

(11)                          Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2002, accession number 0000922423-02-001283.

(12)                          Filed as an Exhibit to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2005, accession number 0000922423-05-002071.

(h)(4)(g)	Amendment dated July 1, 2009 to the Transfer Agency Agreement dated April 1, 2002.(4)

(h)(4)(h)	Amendment dated August 31, 2011 to the Transfer Agency Agreement dated April 1, 2002.(3)

(h)(4)(i)	Amendment dated July 1, 2012 to the Transfer Agency Agreement dated April 1, 2002. (21)

(h)(4)(j)	Amendment dated October 24, 2012 to the Transfer Agency Agreement dated April 1, 2002.(20)

(h)(4)(k)	Amendment dated October 23, 2013 to the Transfer Agency Agreement dated April 1, 2002.(7)

(h)(5)(a)	Expense Limitation Agreement dated as of August 1, 2013.(6)

(h)(5)(b)	Amendment to Expense Limitation Agreement dated as of October 23, 2013.(7)

(h)(6)(a)	Expense Limitation Agreement relating to Balanced Fund dated as of August 1, 2013.(6)

(i)(1)(a)	Opinions of Morrison & Foerster LLP dated October 24, 2012 and Morris Nichols Arsht & Tunnell LLP dated October 24, 2012 relating to all then current Funds and Classes of Shares.(20)

(i)(1)(b)

Opinions of Morrison & Foerster LLP dated February 27, 2013 and Morris Nichols Arsht & Tunnell LLP dated February 27, 2013 relating to Class R Shares for Global, International and International Select Funds.(5)

(i)(1)(c)	Opinions of Morrison & Foerster LLP dated December 31, 2013 and Morris Nichols Arsht & Tunnell LLP dated December 31, 2013 relating to Select Fund. (8)

(i)(2)	Consent of Morrison & Foerster LLP.(filed herewith)

(k)	Not applicable.

(l)(1)	Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio.(13)

(l)(2)	Purchase Agreement dated October 15, 1989.(14)

(l)(3)	Purchase Agreement.(15)

(l)(4)	Purchase Agreement dated February 16, 2010 with respect to Global Equity Fund.(16)

(l)(5)	Purchase Agreement dated October 31, 2012 with respect to Dividend Growth Fund.(20)

(l)(6)	Purchase Agreement dated December 30, 2013 with respect to Select Fund.(8)

(m)(1)(a)	Amended and Restated Distribution and Service Plan dated December 11, 1998 as amended and restated February 20, 2013 for Class R Shares.(6)

(m)(1)(b)	Schedule I to the Amended and Restated Distribution and Service Plan for Class R Shares revised as of February 20, 2013. (6)

(m)(2)(a)	Distribution and Service Plan dated February 26, 2002 as amended February 5, 2003 for Class C Shares.(6)

(m)(2)(b)	Schedule I to Distribution and Service Plan for Class C Shares, as revised October 24, 2012.(20)

(m)(3)(a)	Distribution and Service Plan dated August 1, 2013 for Class A shares of Registrant.(6)

(m)(3)(b)	Schedule I to Distribution and Service Plan for Class A Shares, current as of August 1, 2013.(6)

(m)(3)(c)	Schedule I to Distribution and Service Plan for Class A Shares, as revised October 23, 2013.(7)

(13)    Filed as Exhibit 13 to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on November 13, 1986.

(14)    Filed as Exhibit 13(b) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(15)    Filed as Exhibit 13(c) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(16)    Filed as an Exhibit to Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed electronically on February 16, 2010, accession number 0001104659-10-007421.

(17)     RESERVED.

(n)(1)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 20, 2013.(5)

(n)(2)	Amended and Restated Rule 18f-3 Multi-Class Plan, second amended and restated February 20, 2013.(6)

(n)(3)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated October 23, 2013.(7)

(p)(1)	Code of Ethics of Registrant as revised November 30, 2011.(20)

(p)(2)	Code of Ethics of the Adviser and the Distributor dated August 1, 2013.(6)

Powers of Attorney of Leigh A. Wilson, Nigel D. T. Andrews, David Brooks Adcock, E. Lee Beard, David C. Brown, David L. Meyer and Sally M. Dungan.(3)

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2)(a) hereto, provides for the indemnification of Registrant’s Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)                                 Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)                         every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)                      the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)                                 No indemnification shall be provided hereunder to a Covered Person:

(i)                         who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)                      in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(18)                          RESERVED.

(19)                          RESERVED.

(20)                          Filed as an Exhibit to Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A filed electronically on October 26, 2012, accession number 0001104659-12-071603.

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)                                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)                                 Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Indemnification of the Fund’s principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto, Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto.  Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.  In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant.  Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.                                                  Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (“VCM” or the “Adviser”) is, effective July 31, 2013, a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the equity interest in VCH is owned by Crestview Partners, through one or more investment vehicles, with employees of VCM owning a substantial minority interest in VCH.  VCM provides investment advisory services to institutional clients including corporations, non-profits, public funds, Taft-Harley and sub-advisory clients.  VCM offers domestic and international equity and domestic fixed income strategies to investors through a variety of products, including mutual funds, separate accounts, and collective trust funds.  As of December 31, 2013, VCM had approximately $18.8 billion in assets under management and advisement.  VCM’s principal offices are located at 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144, with additional offices in New York, Cincinnati, and Denver.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that prior to August 1, 2013, certain directors and officers of the Adviser also held positions with the former parent company of VCM, KeyCorp or its subsidiaries, located at 127 Public Square, Cleveland, Ohio 44114.

The principal executive officers and directors of VCM and VCH are as follows:

David C. Brown	• Director, Chief Executive Officer of VCM and VCH
Christopher A. Ohmacht	• Director, President of VCM and VCH
Michael D. Policarpo, II	• Director, Chief Financial Officer and Treasurer of VCM and VCH
Gregory J. Ewald	• Director, Chief Legal Officer and Secretary of VCM and VCH

The business address of the foregoing individuals is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Item 32.                                                  Principal Underwriter

(a)                                 Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter for the shares of Registrant, The Victory Variable Insurance Funds and The Victory Institutional Funds.

(b)                                 VCA, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above.  The officers of VCA, all of whose principal business address is set forth above, are:

Name	Positions and Offices with VCA	Position and Offices with Registrant
Michael D. Policarpo, II	President	President
Donald Inks	Financial Operations Principal, Treasurer	None
Kim Oeder	Chief Compliance Officer and AML Officer	None

(c)                                  Not applicable.

Item 33.                 Location of Accounts and Records

(1)                                 Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its functions as investment adviser and administrator).

(2)                                 KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114 (records relating to its function as custodian and shareholder servicing agent).

(3)                                 Citibank N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian for the Emerging Markets Small Cap, International, International Select and Global Equity Funds).

(4)                                 Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as sub-administrator, sub-fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent).

(5)                                 Victory Capital Advisers, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor).

Item 34.                                                  Management Services

None.

Item 35.                                                  Undertakings

None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of January, 2014.

THE VICTORY PORTFOLIOS
(Registrant)

By:	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of January, 2014.

/s/ Michael D. Policarpo, II	President
Michael D. Policarpo, II

/s/ Christopher E. Sabato	Treasurer
Christopher E. Sabato

*	Chairman of the Board and Trustee
Leigh A. Wilson

*	Trustee
David Brooks Adcock

*	Trustee
Nigel D. T. Andrews

*	Trustee
E. Lee Beard

*	Trustee
David C. Brown

*	Trustee
Sally M. Dungan

*	Trustee
David L. Meyer

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

THE VICTORY PORTFOLIOS

INDEX TO EXHIBITS

Item 23.

Exhibit Number

Exhibits:

EX-99.(i)(2)                    Consent of Morrison & Foerster LLP.